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                                                                   EXHIBIT 10

      DESCRIPTION OF THE MATERIAL TERMS OF MAX & ERMA'S RESTAURANTS, INC.'S
                   FISCAL 2006 EXECUTIVE COMPENSATION PROGRAM


                          BASE SALARIES FOR FISCAL 2006

Todd B. Barnum, Chairman and Chief Executive Officer - $355,000
William C. Niegsch, Jr., Executive Vice President and Chief Financial
        Officer - $210,000
Rob Lindeman, President - $185,000
Jim Howenstein, Chief Operating Officer - $160,000

                          EXECUTIVE CASH BONUS PROGRAM

         The Company's Executive Cash Bonus Program is based on the Company achieving certain objective performance criteria. Once the performance goals are met the executives will receive the following percentage payouts from a bonus pool, not to exceed $600,000 ("Bonus Pool"):

EXECUTIVE                  BONUS POOL

Mr. Barnum -               20% of the Bonus Pool

Mr. Niegsch -              20% of the Bonus Pool

Mr. Lindeman -             40% of the Bonus Pool

Mr. Howenstein -           10% of the Bonus Pool


                          ADDITIONAL CASH BONUS PROGRAM


EXECUTIVE         BONUS

Mr. Howenstein -  $30,000 bonus per certain increments of increases in same store sales